UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2024
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2024, Allogene Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Collaboration and License Agreement (the “Amended Agreement”) with Notch Therapeutics, Inc. (“Notch”). The Amended and Restated Collaboration and License Agreement amends and restates the Collaboration and License Agreement (the “Original Agreement”), dated as of November 1, 2019, as amended, between the Company and Notch.

Under the Original Agreement, Notch had granted the Company an exclusive, worldwide, royalty-bearing, sublicenseable license under certain of Notch’s intellectual property to develop, make, use, sell, import, and otherwise commercialize therapeutic gene-edited T cell and/or natural killer (NK) cell products from induced pluripotent stem cells directed at certain chimeric antigen receptor (CAR) targets for initial application in non-Hodgkin lymphoma, acute lymphoblastic leukemia and multiple myeloma. In addition, under the Original Agreement, Notch had granted the Company an option to add certain additional specified targets to the exclusive license in exchange for an agreed upon per-target option fee.

Under the Amended Agreement, the Company has relinquished its exclusive rights to all original CAR targets (the “Released Targets”) except for one CAR target, and has agreed to limit its option right to only one additional CAR target. If the option is exercised, the Company will have a minimum funding commitment for the overall development program. If Notch subsequently out-licenses any of the Released Targets, the Company will be entitled to receive a percentage of upfront and/or milestone payments associated therewith up to a set cap, and will be entitled to a low, single-digit royalty on net sales of products containing a Released Target. In addition, with respect to the Company’s previous equity investments in Notch, the Amended Agreement grants the Company certain anti-dilution protections up to certain limits for certain pre-IPO equity financings.

In connection with the Original Agreement, the Company made a $5.0 million investment in Notch’s series seed convertible preferred stock. Following this initial equity investment, the Company made an additional $15.9 million investment in Notch’s Series A preferred stock in February 2021, and acquired an additional $1.8 million in Notch’s common stock from third parties in October 2021. As of immediately following the October 2021 investment, the Company held an approximately 23% voting interest in Notch. The Company also has a representative serving on Notch’s Board of Directors.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding activities to be performed under the Amended Agreement and the costs associated therewith or the outcome of such activities, the potential for the Company to receive any payments for a Released Target including Notch’s ability to out-license Released Targets and/or successfully develop and commercialize products containing a Released Target, statements regarding limiting any potential dilution of the Company’s investment in Notch, and other statements relating to future events or conditions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: changes in the macroeconomic environment or industry that impact the Company’s or Notch’s business; competition; the Company will not receive anti-dilution protection for certain financings conducted by Notch; risks related to third-party performance; the Company’s and Notch’s product candidates are based on novel technologies, which makes it difficult to predict the time and cost of product candidate development and obtaining regulatory approval; the Company’s and Notch’s ability to maintain intellectual property rights necessary for the continued development of their product candidates, including pursuant to their license agreements; the Company’s or Notch’s product candidates may cause undesirable side effects or have other properties that could halt their clinical development, prevent their regulatory approval or limit their commercial potential; the extent to which the Food and Drug Administration disagrees with the Company’s or Notch’s clinical or regulatory plans or the import of the Company’s or Notch’s clinical results, which could cause future delays to clinical trials or require additional clinical trials; there is no guarantee that the Company or Notch will successfully develop a therapeutic gene-edited T cell and/or NK cell product; the Company or Notch may not be able to demonstrate the safety and efficacy of their respective product candidates in clinical trials, which could prevent or delay regulatory approval and commercialization; challenges with manufacturing or optimizing manufacturing of the Company’s or Notch’s product candidates; and the Company’s and Notch’s ability to obtain additional financing to develop their product candidates and implement their operating plans. These and other factors are described in greater detail under the “Risk Factors” heading of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 2, 2023. All information provided in this report is as of the date of this report, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to us on the date hereof. The Company undertakes no duty to update this information unless required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: January 30, 2024